UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2009

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N.Rainbow Blvd. # 2096 Las Vegas, Nevada
(Address of principal executive offices)

89107
(Zip Code)

(310) 787-7040
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 13, 2009 Rodney Brewer, the President and Chief Executive Officer of the Issuer submitted his resignation from the board of directors of the issuer.  No reason was given for the resignation.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

17	January 13, 2009 Resignation of Rodney Brewer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC

Dated: January 13, 2009	By:	/s/ Rodney Brewer
Rodney Brewer
Title: President